UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

DEVON ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-32318	73-1567067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OK	73102-5015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A-2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described under Item 5.07 below, Devon Energy Corporation (“Devon” or the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on June 7, 2017. At the Annual Meeting, Devon’s stockholders approved (i) the Devon Energy Corporation Annual Incentive Compensation Plan (Amended and Restated Effective as of January 1, 2017) (the “Incentive Plan”) and (ii) the Devon Energy Corporation 2017 Long-Term Incentive Plan, effective as of June 7, 2017 (the “2017 LTIP”). Devon’s Board of Directors (the “Board”) previously approved the Incentive Plan and the 2017 LTIP, in each case subject to stockholder approval at the Annual Meeting.

Incentive Plan

The Incentive Plan provides for the grant of incentive cash bonuses that are intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Participation in the Incentive Plan is limited to employees who (i) hold the title or position of executive vice president or above or (ii) are “officers” under Section 16 the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The maximum bonus payment that any one participant may receive under the Incentive Plan is limited to $6,000,000 in each 12-month period included within the applicable performance period.

Under the Incentive Plan, participants will be eligible to receive cash bonuses based upon the attainment of performance goals established by the Compensation Committee of the Board (the “Compensation Committee”) for a designated performance period, which must be a period of at least 12 months. With respect to bonuses that are intended to be “performance-based compensation” under Section 162(m) of the Code, payment of such bonuses must be conditioned upon the attainment of performance goals that are pre-established by the Compensation Committee. These performance goals must be based on any one of, or combination of, the following criteria: earnings; earnings per share (actual or targeted growth); earnings before interest and taxes; pretax earnings before interest, depreciation, amortization, exploration and abandonment costs; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items or operating income; revenues; sales; debt level; cost reduction targets; interest-sensitivity gap levels; cash flow (including, but not limited to, cash flow before balance sheet changes, free cash flow, net cash flow, net cash flow before financing activities, cash flow from operations, increase in cash flow return); capital expenditures; weighted average cost of capital; debt/proved reserves; net income or gross income (including, but not limited to, income after capital costs and income before or after taxes); operating income; expense; working capital; operating or profit margin; pre-tax margin; contribution margin; return factors (including, but not limited to, return on equity, capital employed, or investment; risk adjusted return on capital; return on investors’ capital; return on average equity; return on assets; and return on net assets); book value; operating expenses (including, but not limited to, lease operating expenses, severance taxes and other production taxes, gathering and transportation and general and administrative costs); unit costs; net borrowing, debt leverage levels, credit quality, or debt ratings; accomplishment of mergers, acquisitions, dispositions, or similar business transactions (including, but not limited to, acquisition goals based on value of assets acquired or similar objectives); debt to debt plus stockholder equity; debt to EBIT or EBITDA; interest coverage; total stockholder return; comparative stockholder return; market price per share; book value per share; net asset value per share; growth measures; debt to total capitalization ratio; asset quality levels; investments; economic value added; stock price appreciation; market capitalization; accounts receivables day sales outstanding; accounts receivables to sales; achievement of balance sheet or income statement objectives; market share; assets; asset sale targets; non-performing assets; satisfactory internal or external audits; improvement of financial ratings; charge-offs; regulatory compliance; employee retention/attrition rates; individual business objectives; risk management activities, corporate value measures which may be objectively determined (including, but not limited to, ethics, compliance, environmental, diversity commitment, and safety); amount of the oil, gas and/or other similar energy commodity reserves; costs of finding oil, gas and/or other similar energy commodity reserves; reserve replacement ratio, reserve additions, or other reserve level measures; drilling results; natural gas, oil and/or other energy commodity production, production and reserve growth; implementation or completion of critical projects or processes; production volume; sales volume; production efficiency; inventory to sales; and inventory turns.

It is not possible to determine the specific amounts that may be awarded or payable under the Incentive Plan after the Annual Meeting, because any awards made thereunder are subject to the discretion of the Compensation Committee. This summary of the Incentive Plan is not complete and is qualified in its entirety by reference to the full text of the Incentive Plan, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

2017 LTIP

The 2017 LTIP is an omnibus incentive plan that provides for the grant of options, restricted stock, restricted stock units, Canadian restricted stock units, performance units and stock appreciation rights to eligible participants. The 2017 LTIP replaces Devon’s 2015 Long-Term Incentive Plan (the “2015 LTIP”). From and after the effective date of the 2017 LTIP, no further awards may be made under the 2015 LTIP; however, awards previously granted under the 2015 LTIP will continue to be governed by the terms of the documents for such awards.

Subject to the terms of the 2017 LTIP, awards may be made under the 2017 LTIP for a total of 33,500,000 shares of Devon common stock, plus the number of shares of Devon common stock available for issuance under the 2015 LTIP, including the shares of Devon common stock subject to outstanding awards under the 2015 LTIP in accordance with the provisions of the 2017 LTIP. The 2017 LTIP also includes certain award limits, including:

•	the maximum number of shares that may be awarded in the form of options or stock appreciation rights to an eligible employee in any calendar year is 2,000,000;

•	the aggregate number of shares made subject to the grant of performance-based awards that are payable in shares and are intended to be performance-based compensation to an eligible employee under Section 162(m) of the Code in any calendar year may not exceed 1,000,000 shares (based on a maximum award level on the grant date);

•	the aggregate amount of cash made subject to the grant of performance-based awards that are payable in cash and are intended to be performance-based compensation to an eligible employee under Section 162(m) of the Code in any calendar year may not exceed $10,000,000 (based on a maximum award level on the grant date);

•	the maximum value of awards, calculated as of the grant date, that may be granted to an eligible non-employee director in any calendar year is $500,000; and

•	the maximum number of shares that may be awarded as incentive stock options is 25,500,000 shares.

The Compensation Committee may determine that a restricted stock award, restricted stock unit, Canadian restricted stock unit or performance unit award granted to an eligible employee will be considered “performance-based compensation” under Section 162(m) of the Code. As determined by the Compensation Committee, performance-based awards will be based on the achievement of one or more business criteria, individually or in combination, that are substantially similar to the performance goals described above under the Incentive Plan.

It is not possible to determine the specific amounts and types of awards that may be granted under the 2017 LTIP after the Annual Meeting, because any awards made thereunder are subject to the discretion of the Compensation Committee or the full Board, as applicable. This summary of the 2017 LTIP is not complete and is qualified in its entirety by reference to full text of the 2017 LTIP, which is included as Exhibit 99.1 to Devon’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on June 7, 2017 (Commission File No. 333-218561), and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on Wednesday, June 7, 2017. In connection with the Annual Meeting, proxies were solicited pursuant to the Exchange Act. The following are the voting results for the items of business considered and voted upon at the Annual Meeting, all of which were described in Devon’s Notice of 2017 Annual Meeting of Stockholders and Proxy Statement, filed with the Securities and Exchange Commission on April 26, 2017.

1.	The stockholders elected each of Devon’s nine nominees to serve on the Board for a one-year term. The vote tabulation with respect to the nominees was as follows:

NOMINEE	VOTES FOR	AUTHORITY WITHHELD	BROKER NON-VOTES
Barbara M. Baumann	400,777,956	2,227,655	50,165,592
John E. Bethancourt	400,195,565	2,810,046	50,165,592
David A. Hager	395,870,441	7,135,170	50,165,592
Robert H. Henry	400,680,104	2,325,507	50,165,592
Michael M. Kanovsky	396,401,116	6,604,495	50,165,592
Robert A. Mosbacher, Jr.	396,538,310	6,467,301	50,165,592
Duane C. Radtke	399,991,158	3,014,453	50,165,592
Mary P. Ricciardello	397,003,253	6,002,358	50,165,592
John Richels	399,846,853	3,158,758	50,165,592

2.	The Board proposal for an advisory (non-binding) vote on the compensation of Devon’s named executive officers was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
384,296,601	17,279,216	1,429,794	50,165,592

3.	The Board proposal seeking an advisory (non-binding) vote on the frequency of advisory votes on the compensation of Devon’s named executive officers was approved in favor of a one-year frequency. The results of the vote were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	VOTES ABSTAINED	BROKER NON-VOTES
354,670,577	519,345	46,773,022	1,042,667	50,165,592

Based on these results, and consistent with the Board’s recommendation to Devon’s stockholders in connection with such vote, the Company has determined that, until the next required vote on the frequency of such advisory votes on executive compensation, the Company will hold a non-binding advisory vote on the compensation of our named executive officers each year.

4.	The appointment of KPMG LLP as Devon’s independent auditors for 2017 was ratified. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
447,286,830	4,866,666	1,017,707	—

5.	The Board proposal for the adoption of the Incentive Plan was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
390,897,680	10,983,088	1,124,843	50,165,592

6.	The Board proposal for the adoption of the 2017 LTIP was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
372,911,958	29,236,435	857,218	50,165,592

7.	The stockholder proposal for a report on public policy advocacy related to energy policy and climate change was not approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
106,120,281	292,866,449	4,018,881	50,165,592

8.	The stockholder proposal for an assessment on the impact of global climate change policies was not approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
164,760,900	233,594,178	4,650,533	50,165,592

9.	The stockholder proposal for a report on lobbying policy and activity was not approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
143,724,812	256,456,251	2,824,548	50,165,592

10.	The stockholder proposal for an assessment of benefits and risks of using reserve additions as a compensation metric was not approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
27,320,855	367,956,010	7,728,746	50,165,592

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1*	Devon Energy Corporation Annual Incentive Compensation Plan (Amended and Restated Effective as of January 1, 2017).

10.2	Devon Energy Corporation 2017 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8, filed June 7, 2017 (Commission File No. 333-218561)).

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Carla D. Brockman
Carla D. Brockman
Vice President Corporate Governance and
Secretary

Date: June 12, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Devon Energy Corporation Annual Incentive Compensation Plan (Amended and Restated Effective as of January 1, 2017).

10.2	Devon Energy Corporation 2017 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8, filed June 7, 2017 (Commission File No. 333-218561)).

*	Filed herewith